EXHIBIT 23(A)(II) UNDER FORM N-1A
                                            EXHIBIT 3(I) UNDER ITEM 601/REG. S-K


                                Amendment No. 4
                                     to the
             Amended and Restated Agreement of Limited Partnership

                         Federated Core Trust II, L.P.
                         a Delaware Limited Partnership

This Agreement of Limited Partnership is amended as follows, effective February 17, 2005:

A. Strike subsection y, Series, of Section 3, Definitions, of Article I Names and Definitions, and substitute in its place the follows:

(y) "Series" shall refer to the Emerging Markets Fixed Income Core Fund, Mortgage Core Fund, Capital Appreciation Core Fund and Federated Market Plus Fund and to each series of Interests established and designated in the future under or in accordance with the provisions of Article III and shall mean an entity such as that described in Section 18(f)(2) of the 1940 Act, and subject to Rule 18f-2 thereunder.

       IN  WITNESS  WHEREOF,  the  parties   named   below  have  executed  this
Partnership Agreement as of the 17th day of February, 2005.

                                           Federated Private Asset Management,
                                           Inc., as General Partner


                                           By:  /s/ John W. McGonigle
                                                Name:  John W. McGonigle
                                                Title:  Executive Vice President

       DIRECTORS of the Partnership, solely in their capacity as such and not as partners:

/s/ John F. Donahue                     /s/ Lawrence D. Ellis, M.D.
John F. Donahue                         Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                    /s/ Peter E. Madden
Thomas G. Bigley                        Peter E. Madden

/s/ John T. Conroy, Jr.                 /s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.                     Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis            /s/ John E. Murray, Jr.
Nicholas P. Constantakis                John E. Murray, Jr.

/s/ John F. Cunningham                  /s/ Marjorie P. Smuts
John F. Cunningham                      Marjorie P. Smuts

/s/ J. Christopher Donahue              /s/ John S. Walsh
J. Christopher Donahue                  John S. Walsh






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
                                Amendment No. 5
                                     to the
             Amended and Restated Agreement of Limited Partnership
                         Federated Core Trust II, L.P.
                         a Delaware Limited Partnership

This Agreement of Limited Partnership is amended as follows, effective March 31, 2005:
B. Strike subsection y, Series, of Section 3, Definitions, of Article I Names and Definitions, and substitute in its place the follows:


(y) "Series" shall refer to the Emerging Markets Fixed Income Core Fund, Mortgage Core Fund, Capital Appreciation Core Fund and Market Plus Core Fund (formerly: Federated Market Plus Fund) and to each series of Interests established and designated in the future under or in accordance with the provisions of Article III and shall mean an entity such as that described in
Section 18(f)(2) of the 1940 Act, and subject to Rule 18f-2 thereunder.

       IN   WITNESS   WHEREOF,  the  parties  named  below  have  executed  this
Partnership Agreement as of the 31st day of March, 2005.

                                           Federated Private Asset Management,
                                           Inc., as General Partner


                                           By:  /s/ John W. McGonigle
                                                Name:  John W. McGonigle
                                                Title:  Executive Vice President

       DIRECTORS of the Partnership, solely in their capacity as such and not as partners:

/s/ John F. Donahue                     /s/ Lawrence D. Ellis, M.D.
John F. Donahue                         Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                    /s/ Peter E. Madden
Thomas G. Bigley                        Peter E. Madden

/s/ John T. Conroy, Jr.                 /s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.                     Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis            /s/ John E. Murray, Jr.
Nicholas P. Constantakis                John E. Murray, Jr.

/s/ John F. Cunningham                  /s/ Marjorie P. Smuts
John F. Cunningham                      Marjorie P. Smuts

/s/ J. Christopher Donahue              /s/ John S. Walsh
J. Christopher Donahue                  John S. Walsh





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